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                                                              Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $16,352.77
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,235.16
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $425.35
- Mortality & Expense Charge****         $151.78
+ Hypothetical Rate of Return*****      ($165.27)
                                        ---------
=                                        $16,353 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                   COI
            -----                   ---

              1                  $35.39
              2                  $35.40
              3                  $35.41
              4                  $35.42
              5                  $35.43
              6                  $35.44
              7                  $35.45
              8                  $35.46
              9                  $35.47
             10                  $35.48
             11                  $35.49
             12                  $35.50

             Total              $425.35


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**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($14.05)
             2              ($14.00)
             3              ($13.95)
             4              ($13.90)
             5              ($13.85)
             6              ($13.80)
             7              ($13.75)
             8              ($13.70)
             9              ($13.64)
            10              ($13.59)
            11              ($13.54)
            12              ($13.49)

         Total             ($165.27)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,352.77
- Year 5 Surrender Charge              $2,605.00
                                       ---------
=                                        $13,748 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $19,644.11
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =


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Policy Value at the end of year 4     $15,419.54
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $420.42
- Mortality & Expense Charge****         $171.48
+ Hypothetical Rate of Return*****       $956.47
                                         -------
=                                        $19,644 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                 ---

             1                $35.06
             2                $35.06
             3                $35.05
             4                $35.05
             5                $35.04
             6                $35.04
             7                $35.03
             8                $35.03
             9                $35.02
            10                $35.02
            11                $35.01
            12                $35.01

            Total            $420.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------

              1                $79.02
              2                $79.15
              3                $79.27
              4                $79.39


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              5                $79.52
              6                $79.64
              7                $79.77
              8                $79.89
              9                $80.02
             10                $80.14
             11                $80.27
             12                $80.39

             Total            $956.47

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,644.11
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $17,039 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $23,503.80
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,880.83
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $414.77
- Mortality & Expense Charge****        $193.67
+ Hypothetical Rate of Return*****    $2,371.42
                                      ---------
=                                       $23,504 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


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           Month                 COI
           -----                 ---

             1                $34.69
             2                $34.66
             3                $34.64
             4                $34.62
             5                $34.60
             6                $34.58
             7                $34.55
             8                $34.53
             9                $34.51
            10                $34.49
            11                $34.46
            12                $34.44

            Total            $414.77

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $190.65
             2               $191.88
             3               $193.12
             4               $194.38
             5               $195.64
             6               $196.91
             7               $198.20
             8               $199.49
             9               $200.80
            10               $202.12
            11               $203.44
            12               $204.78

         Total             $2,371.42

CASH SURRENDER VALUE:


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Year 5 Cash Surrender Value =
Year 5 Policy Value                   $23,503.80
- Year 5 Surrender Charge              $2,605.00
                                       ---------
=                                        $20,899 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $14,661.32
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,923.42
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $833.88
- Mortality & Expense Charge****         $137.98
+ Hypothetical Rate of Return*****     ($150.24)
                                       ---------
=                                        $14,661 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $61.85
             2                $61.88
             3                $61.90
             4                $61.93
             5                $61.95
             6                $61.98
             7                $62.00
             8                $62.03


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             9                $62.05
            10                $62.08
            11                $62.10
            12                $62.13

         Total               $743.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($12.95)
             2              ($12.87)
             3              ($12.79)
             4              ($12.71)
             5              ($12.64)
             6              ($12.56)
             7              ($12.48)
             8              ($12.40)
             9              ($12.33)
            10              ($12.25)
            11              ($12.17)
            12              ($12.10)

         Total             ($150.24)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $14,661.32
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $12,056 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $17,699.27
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,949.78
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $825.95
- Mortality & Expense Charge****        $156.29
+ Hypothetical Rate of Return*****      $871.73
                                        -------
=                                       $17,699 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $61.32
             2                $61.32
             3                $61.32
             4                $61.32
             5                $61.33
             6                $61.33
             7                $61.33
             8                $61.33
             9                $61.34
            10                $61.34
            11                $61.34
            12                $61.34

         Total               $735.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:


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           Month            Interest
           -----            --------

             1                $72.85
             2                $72.81
             3                $72.78
             4                $72.74
             5                $72.70
             6                $72.66
             7                $72.63
             8                $72.59
             9                $72.55
            10                $72.51
            11                $72.47
            12                $72.44

            Total            $871.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $17,699.27
- Year 5 Surrender Charge              $2,605.00
                                       ---------
=                                        $15,094 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $21,270.47
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $16,237.58
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $816.84
- Mortality & Expense Charge****         $176.95
+ Hypothetical Rate of Return*****     $2,166.68
                                       ---------
=                                        $21,270 (rounded to the nearest dollar)


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* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $60.71
             2                $60.69
             3                $60.66
             4                $60.64
             5                $60.61
             6                $60.58
             7                $60.56
             8                $60.53
             9                $60.51
            10                $60.48
            11                $60.45
            12                $60.43

            Total            $726.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $175.92
             2                $176.74
             3                $177.57
             4                $178.40
             5                $179.24
             6                $180.09
             7                $180.94
             8                $181.80
             9                $182.67
            10                $183.55
            11                $184.43


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            12                $185.32

            Total           $2,166.68

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $21,270.47
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $18,665 (rounded to the nearest dollar)